# Quarterly Investor Update

## Third Quarter Fiscal Year 2018

Meta Financial Group

# Forward-Looking Statements

Meta Financial Group, Inc.® (the "Company" or "Meta") and its wholly-owned subsidiary, MetaBank® (the "Bank"), may from time to time make written or oral "forward-looking statements," including statements contained in this investor update, the Company's filings with the Securities and Exchange Commission ("SEC"), the Company's reports to stockholders, and in other communications by the Company and the Bank, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms, or other words of similar meaning or similar expressions. You should carefully read statements that contain these words because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements are based on information currently available to us and assumptions about future events, and include statements with respect to the Company's beliefs, expectations, estimates, and intentions, which are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company's control. Such risks, uncertainties and other factors may cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Such statements address, among others, the following subjects: statements regarding the potential benefits of, and other expectations for the combined company giving effect to, the proposed merger transaction with Crestmark Bancorp, Inc. ("Crestmark"), including, but not limited to, the anticipated timing for the closing of the proposed merger transaction with Crestmark; future operating results; customer retention; loan and other product demand; important components of the Company's statements of financial condition and operations; the Company's expected recoveries with respect to its purchased student loan portfolio and the estimated impact on the Company's provision for loan losses, as well as anticipated realized pre-tax yields, net of provision for credit losses and direct servicing costs, with respect to its purchased student loan portfolio; growth and expansion; new products and services, such as those offered by the Bank or Meta Payments System ("MPS"), a division of the Bank; credit quality and adequacy of reserves; technology; and the Company's employees. The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates and intentions expressed in such forward-looking statements: the risk that the transaction with Crestmark may not occur on a timely basis or at all; the parties' ability to satisfy the conditions to closing the Crestmark transaction, on a timely basis or at all; the risk that the businesses of Meta and MetaBank, on the one hand, and Crestmark and Crestmark Bank, on the other hand, may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; the expected growth opportunities, beneficial synergies and/or operating efficiencies from the proposed transaction may not be fully realized or may take longer to realize than expected; customer losses and business disruption following the announcement or consummation of the proposed transaction; potential litigation or regulatory actions relating to the proposed merger transaction; the risk that the Company may incur unanticipated or unknown losses or liabilities if it completes the proposed transaction with Crestmark and Crestmark Bank; the risk that the amount of recoveries with respect to the Company's purchased student loan portfolio, whether as a result of the ReliaMax liquidation plan, the state insurance guarantee fund or otherwise, is less than expected (including that the Company does not recover any such amounts at all); the risk that the Company may recognize loan losses or direct servicing costs in excess of the Company's estimates, whether as a result of the ReliaMax liquidation proceeding or otherwise; actual changes in interest rates and the Fed Funds rate; additional changes in tax laws; maintaining our executive management team; the strength of the United States' economy, in general, and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the "Federal Reserve"), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market and monetary fluctuations; the timely development and acceptance of new products and services offered by the Company or its strategic partners, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; any actions which may be initiated by our regulators in the future; the impact of changes in financial services laws and regulations, including, but not limited to, laws and regulations relating to the tax refund industry and the commercial insurance premium finance industry; our relationship with our primary regulators, the Office of the Comptroller of the Currency and the Federal Reserve, as well as the Federal Deposit Insurance Corporation, which insures the Bank's deposit accounts up to applicable limits; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk, in general, including, but not limited to, those risks involving the Bank's divisions; the growth of the Company's business, as well as expenses related thereto; continued maintenance by the Bank of its status as a well-capitalized institution, particularly in light of our growing deposit base, a portion of which has been characterized as "brokered"; changes in consumer spending and saving habits; and the success of the Company at maintaining its high-quality asset level and managing and collecting assets of borrowers in default should problem assets increase.

The foregoing list of factors is not exclusive. We caution you not to place undue reliance on these forward-looking statements. The forward-looking statements included herein speak only as of the date of this investor update. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this cautionary note. Additional discussions of factors affecting the Company's business and prospects are reflected under the caption "Risk Factors" and in other sections of the Company's Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2017 and in other filings made with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances or future events or for any other reason.

# Business Updates

**Crestmark Bancorp, Inc. Acquisition**

- Meta and Crestmark shareholders approved the transaction at their respective special meetings of shareholders held on May 29, 2018 and announced on June 28, 2018 that all bank regulatory approvals were received and expect to close acquisition of Crestmark on August 1, 2018
- Work towards integration of the anticipated Crestmark acquisition continues as both companies work together to prepare for a successful closing
- Transformational transaction to combine two highly-profitable and high-growth, earnings-driven cultures, providing national commercial and industrial lending platform and immediate pipeline of insurance premium financing business, while reducing seasonality of earnings

**Continued focus on extending agreements with top partners**

- Extended agreement with Global Cash Card, Inc. through 2022 in fiscal third quarter
- Extended two top partner agreements in fiscal second quarter

**Loss of insurance on purchased student loan portfolios**

- On June 20, 2018, announced that, on June 18, 2018, the Company received written notification from ReliaMax Surety Company ("ReliaMax") that the South Dakota Division of Insurance has filed a petition to have ReliaMax declared insolvent and to adopt a plan of liquidation
- $176.3 million balance remaining, net of purchase discount, in purchased student loan portfolios at June 30, 2018
- $3.0 million provision expense related to loss of insurance, with expected ongoing quarterly provision expense of $0.6 to $0.8 million, on portfolio, in the next five quarters
- Substantial recovery of unearned premium expected from liquidation of ReliaMax assets, state guarantee fund to support policy holders when insurance company becomes insolvent (subject to amount limitations), and other sources
- Anticipate realized pre-tax yields, net of on-going provision for credit losses and direct servicing costs, for the portfolios to range between 5.5% to 7.5%

**Meta Capital, LLC drives innovation by evaluating and investing primarily in financial technology companies**

- Wholly-owned subsidiary of MetaBank formed in April 2017
- From its formation, through June 30, 2018, invested a total of $5.0 million in early- to mid-stage financial technology companies, with an additional $0.5 million in outstanding commitments

# Financial Highlights

Third Quarter Ended June 30, 2018

**Earnings**

- Quarterly GAAP net income of $6.8 million[1], or $0.70 per diluted share
- Quarterly return on average assets of 0.64% and return on average equity of 6.11%

**Net interest income ("NII")**

- Quarterly NII of $28.4 million, an increase of 14% over the same period in the prior year
- Increase driven by enhanced interest-earning asset mix primarily driven by significant loan growth

**Non-interest income**

- Total tax product fee income of $7.3 million, an increase of 29% over the same period in prior year
- Deposit fee income growth over the same period in the prior year of $0.9 million primarily, related to the transition from card fee income to deposit fee income and growth of certain fees from a product in the Company's payments division
  - If these particular fees would have remained as card fee income, card fee income would have increased 3% compared to the same period of the prior year
- Card fee income of $22.8 million, a decrease of 1% over the same period in prior year
  - Reduction in residual fee income related to a wind-down of two non-strategic partners also led to the slight decrease in card fee income – when excluding residual fee income, card fee income would have increased 3% compared to the same period of the prior year
- Non-interest income represented 54% of total revenue

**Assets**

- Quarterly average assets grew to $4.2 billion, an increase of 6% over the same period in prior year

**Continued, strong loan growth**

- Total loans receivable, net of allowance for loan losses, at June 30, 2018, was $1.6 billion, an increase of 30%, compared to June 30, 2017
- Net consumer credit product loan originations totaled $27.0 million at June 30, 2018 and expected to originate over $45.0 million in fourth fiscal quarter of 2018

**Funding**

- While Company continued to strategically utilize wholesale funding in concert with non-interest-bearing deposits, funding costs remained well below average for comparably sized financial institutions
- Cost of funds averaged 0.62%, compared to 0.45% during the same period in the prior year
- Cost of deposits was 0.29%, or 0.04% excluding wholesale deposits

*(1) Q3FY18 pre-tax results included $3.0 million of additional provision for loan losses related to the loss of insurance coverage on purchased student loan portfolio, $2.4 million of merger and acquisition-related expenses, and $0.8 million of expense related to the Company's early termination of a vendor contract, also includes $1.7 million in amortization of intangible assets and $1.3 million in non-cash stock-related compensation associated with executive officer employment agreements*

# Year-over-Year Trend in Revenue Growth Continues

Total revenue for the fiscal 2018 third quarter was $61.6 million, compared to $55.8 million for the same quarter in 2017, an increase of $5.8 million, or 11%

Driven by:

- Increased interest income from growth in community banking loans and national lending loan portfolios
- Growth in total tax product fee income, particularly in refund transfer income, and deposit fee income
- Total fiscal 2018 year-to-date pre-tax income, through June 30, 2018, for tax services business was approximately 6% lower than the same nine month period of 2017
  - Management views the overall 2018 tax season positively given the loss of a significant tax partner that provided approximately half of the Company's 2017 refund advance loans



Revenue
+11%
$ in millions
$55,763
$30,820
$24,943
$54,321
$29,833
$24,488
$55,464
$29,268
$26,196
$124,824
$97,419
$27,405
$61,636
$33,225
$28,411
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Net Interest Income
Non-interest Income

# Lending Divisions Continue Growth Trends

Driven by Commercial Real Estate and Commercial Insurance Premium Finance



Gross Loans Receivable(1)
+31%
$1,226
$1,327
$1,511
$1,520
$1,599
$ in millions
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Period Ended
Commercial Real Estate & Operating
Residential Real Estate
Ag. Real Estate & Operating
Consumer
Commercial Insurance Premium Finance

(1) Excludes deferred fees

- Commercial insurance premium finance loan growth of 31%, Y/Y
- Community bank loan growth of 25%, Y/Y
  - Commercial real estate loan growth of $222.6 million over the same period in the prior year
  - Agricultural portfolio decreased $37.9 million over the same period in the prior year and represented only 1.44% of total assets at June 30, 2018

Meta Financial Group

# Expanding National Lending Footprint

## Consumer Financing and Anticipated Crestmark Acquisition Expected to Further Enhance Portfolio

**National Lending**

- $550.2 million National Lending Portfolio at June 30, 2018
- Growth driven by Commercial Insurance Premium Finance
- Net consumer finance originations of $27.0 million in 2018 fiscal third quarter
- Expect consumer credit originations to exceed $45.0 million in the 2018 fiscal fourth quarter
- Mid-July 2018, entered into first out participation agreement in a highly secured, consumer receivable asset-based warehouse line of credit(1)
  - Expect to realize variable yield with floor of 6%



34%
$176.3
$14.3
$56.1
$303.6
At June 30, 2018
$1.6 billion
Lending
Portfolio
$ in millions
$716.5
66%
$23.0
$60.1
$34.7
$214.8
Commercial Insurance Premium Finance
Student Loan Portfolio
Tax Services
Other
Commercial Real Estate
Commercial Operating
Residential Mortgage Loans
Agricultural Real Estate and Operating
Consumer

**Community Lending**

- Over $1.0 billion in Community Bank Loans
- Growth driven by Commercial Real Estate - strong market trends in Sioux Falls and Des Moines

*(1) Company holds a senior position, providing up to $65.0 million, with subordinate party contributing up to $100.0 million, thereby enhancing the Company's position with significant subordination*

# Asset Quality Remains Strong and Stable

Disciplined Credit Culture Continues to Drive Strong Asset Quality



Nonperforming Assets ("NPAs")
$ in millions
1.17%
0.72%
0.61%
0.84%
0.86%
$47.0
$37.9
$33.3
$36.1
$35.7
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Period Ended
NPAs
NPAs/Assets



Nonperforming Loans ("NPLs")
$ in millions
3.80%
2.83%
2.19%
0.40%
0.36%
$46.6
$37.6
$33.2
$6.0
$5.7
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Period Ended
NPLs
NPLs/Total Loans

Decrease in NPAs, Y/Y, primarily related to the payment in full of a previously disclosed $7.0 million nonperforming agricultural loan relationship during the first fiscal quarter of 2018

- Remaining NPAs primarily consist of previously disclosed large, well-collateralized agricultural relationship, which the Company took ownership of collateral properties and transferred loans to foreclosed real estate and repossessed assets in January 2018
  - The Company expects to receive all principal, note interest and related expenses
  - When excluding this relationship, NPAs would have been 0.14% at June 30, 2018

The Company continues to portray strong credit quality as NPLs as a percentage of total loans at June 30, 2018 were 0.36%

- NPLs to total loans would have been 0.24% if the purchased student loan portfolios would have been excluded

# Average Interest-Earning Asset Mix Continues to Shift

Higher Yielding Loans Replacing Lower Yielding Securities


Average Interest-Earning Assets
$ in millions
$3,628
$3,675
$3,762
$4,251
$3,873
33%
35%
37%
44%
40%
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Quarter Average
Tax-Exempt Investment Securities
Loans
Mortgage-Backed Securities
Cash and Other Securities


Net Interest Margin ("NIM") Components
Fiscal 2018 quarterly NIM is reflective of the lowered corporate prorated tax rate on the Company's tax-exempt municipal portfolio as a result of the Tax Cuts and Jobs Act of 2017
3.69%
3.61%
3.55%
3.46%
3.82%
3.25%
3.13%
3.06%
2.89%
3.23%
0.45%
0.50%
0.51%
0.58%
0.62%
0.03%
0.05%
0.07%
0.06%
0.04%
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Quarter Average
Yield on Earning Assets
NIM, tax equivalent (1)
Cost of Funds
Cost of Deposits, excl. Wholesale

(1) NIM, tax equivalent is a non-GAAP financial measure. The tax-equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and adjusting for federal and state exemption of interest income. The Company believes that it is a standard practice in the banking industry to present net interest margin expressed on a fully taxable equivalent basis and, accordingly, believes the presentation of this non-GAAP financial measure may be useful for peer comparison purposes.

# Meta's Funding Advantage

Stable, Non-interest-bearing Deposit Base Even in a Rising Rate Environment

Total average deposits for fiscal 2018 third quarter increased 11%, primarily driven by growth in non-interest-bearing deposits

Average non-interest-bearing deposits for the fiscal 2018 third quarter increased 7%, compared to the same quarter in the prior year



Average Deposit Composition
Third Quarter Fiscal 2018
Wholesale
14%
Interest-bearing
Checking
3%
Money Market &
Savings
3%
Time Deposits
2%
Non-interest-bearing
78%



Total Average Deposit Trends
$ in millions
$2,864
$3,088
$3,113
$3,670
$3,185
80%
74%
75%
72%
78%
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Quarter Average
Deposits
Non-interest-bearing %

# Solid Capital Ratios Exceed Regulatory Requirements

Prudent Capital Management and Flexibility to Source Future Needs to Maintain Strong Capital Ratios



Regulatory Capital Ratios(1)
June 30, 2018
8.29%
10.16%
13.92%
17.57%
14.35%
17.57%
18.37%
18.50%
Tier 1 Leverage
Common Equity Tier 1
Tier 1 Risk-Based
Total Risk-Based
Meta Financial Group, Inc.
MetaBank
Minimum Requirement to be Well-Capitalized under Prompt Corrective Action (PCA) Provisions

Management targets six-month average to reduce seasonality

- MetaBank six-month average Tier 1 Leverage > 8.0% at 9.64%
- MetaBank six-month average Total Risk-Based Capital > 13.0% at 17.40%

*(1) Regulatory ratios are estimated*

Meta Financial Group

# Appendix

Meta Financial Group

# Income Statement

| (dollars in thousands) | Q3 June 30, 2017 | Q4 Sept. 30, 2017 | Q1 Dec. 31, 2017 | Q2 March 31, 2018 | Q3 June 30, 2018 | Percent Change Q3-18 vs. Q3-17 |
|---|---|---|---|---|---|---|
| | Three Months Ended | | | | | |
| Net Interest Income | 24,943 | 24,488 | 26,196 | 27,405 | 28,411 | 14 % |
| Card Fee Income | 23,052 | 26,694 | 25,247 | 26,856 | 22,807 | (1 )% |
| Refund Transfer Product Fee Income | 5,785 | 508 | 192 | 33,803 | 7,358 | 27 % |
| Tax Advance Fee Income | (108) | 453 | 1,947 | 33,838 | (46) | (57 )% |
| Other Income | 2,091 | 2,178 | 1,882 | 2,922 | 3,106 | 49 % |
| **Total Revenue** | **$ 55,763** | **$ 54,321** | **$ 55,464** | **$ 124,824** | **$ 61,636** | **11 %** |
| Compensation and Benefits | 22,193 | 21,919 | 22,340 | 32,172 | 24,439 | 10 % |
| Card Processing Expense | 5,755 | 5,753 | 6,540 | 7,190 | 7,068 | 23 % |
| Refund Transfer Product Expense | 1,623 | 292 | 101 | 9,871 | 1,694 | 4 % |
| Tax Advance Expense | 72 | (257) | 280 | 1,474 | (19) | (126 )% |
| All Other Expense | 12,576 | 26,039 | 14,781 | 17,790 | 15,871 | 26 % |
| **Total Expense** | **$ 42,219** | **$ 53,746** | **$ 44,042** | **$ 68,497** | **$ 49,053** | **16 %** |
| Provision for Loan Loss | 1,240 | (144) | 1,068 | 18,343 | 5,315 | 329 % |
| **Net Income Before Taxes** | **$ 12,304** | **$ 719** | **$ 10,354** | **$ 37,984** | **$ 7,268** | **(41)%** |
| Income Tax Expense (Benefit) | 2,517 | (1,025) | 5,684 | 6,548 | 476 | (81 )% |
| **Net Income** | **$ 9,787** | **$ 1,744** | **$ 4,670** | **$ 31,436** | **$ 6,792** | **(31)%** |

Meta Financial Group

# Average Balance Sheet

| (dollars in thousands) | Fiscal Quarter Average Quarter Ended Q3 June 30, 2017 | Q4 Sept. 30, 2017 | Q1 Dec. 31, 2017 | Q2 March 31, 2018 | Q3 June 30, 2018 | Percent Change Q3-18 vs. Q3-17 |
|---|---|---|---|---|---|---|
| Cash and cash equivalents | 50,235 | 85,158 | 120,491 | 207,701 | 86,210 | 72 % |
| Investment securities | 1,614,529 | 1,595,587 | 1,593,754 | 1,623,838 | 1,620,279 | — % |
| Mortgage-backed securities | 777,216 | 747,330 | 668,818 | 629,688 | 600,633 | (23)% |
| Net loans | 1,189,623 | 1,263,820 | 1,398,904 | 1,834,732 | 1,541,895 | 30 % |
| Other assets | 367,975 | 342,556 | 340,982 | 406,843 | 391,273 | 6 % |
| **Total Assets** | **$ 3,999,578** | **$ 4,034,451** | **$ 4,122,949** | **$ 4,702,802** | **$ 4,240,290** | **6%** |
| Non-interest bearing deposits | 2,295,046 | 2,286,630 | 2,328,159 | 2,656,516 | 2,465,750 | 7 % |
| Interest bearing deposits | 220,425 | 252,273 | 300,927 | 328,183 | 264,896 | 20 % |
| Wholesale deposits | 348,771 | 549,539 | 483,878 | 685,025 | 453,885 | 30 % |
| Short-term debt | 518,511 | 352,733 | 418,868 | 417,561 | 426,349 | (18)% |
| Long-term debt | 92,498 | 92,290 | 85,538 | 85,558 | 85,577 | (7)% |
| Other liabilities | 99,919 | 64,065 | 71,398 | 86,675 | 98,973 | (1)% |
| **Total Liabilities** | **$ 3,575,169** | **$ 3,597,529** | **$ 3,688,768** | **$ 4,259,518** | **$ 3,795,430** | **6%** |
| Shareholder's equity | 424,409 | 436,922 | 434,181 | 443,284 | 444,860 | 5 % |
| **Liabilities and Equity** | **$ 3,999,578** | **$ 4,034,451** | **$ 4,122,949** | **$ 4,702,802** | **$ 4,240,290** | **6%** |

# Additional Information About the Transaction and Where to Find It

In connection with the merger transaction, Meta has filed a registration statement on Form S-4 (file no. 333-223769) with the SEC, which includes a joint proxy statement of Meta and Crestmark, which also constitutes a prospectus of Meta, that Meta and Crestmark sent to their respective shareholders. Before making any voting or investment decision, investors and security holders of Meta and Crestmark are urged to carefully read the entire registration statement and proxy statement/prospectus as well as any amendments or supplements to these documents and any other relevant materials because they contain important information about the proposed transaction. Investors and security holders are able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC's website at www.sec.gov or from Meta by sending a request to Meta Financial Group, Inc., 5501 S. Broadband Lane, Sioux Falls, SD 57108; Attention: Investor Relations. In addition, copies of the proxy statement/prospectus will be provided free of charge by Meta to its stockholders.

This communication and the information contained herein does not and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Meta, Crestmark and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the respective shareholders of Meta and Crestmark in connection with the proposed merger transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, are included in the joint proxy statement/prospectus regarding the proposed transaction. Additional information about Meta and its directors and officers may be found in the definitive proxy statement of Meta relating to its 2018 Annual Meeting of Stockholders filed with the SEC on December 4, 2017 and Meta's annual report on Form 10-K for the year ended September 30, 2017 filed with the SEC on November 29, 2017. The definitive proxy statement and annual report on Form 10-K can be obtained free of charge from the SEC's website at www.sec.gov.